Exbibit 99.2


                           MCDATA SYNTHETIC LEASE
                 THIRD AMENDMENT TO PARTICIPATION AGREEMENT


         This THIRD AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment") dated as of January 24, 2002, is by and among MCDATA CORPORATION, a Delaware corporation, as Lessee and Construction Agent (in its capacity as Lessee, the "Lessee" and in its capacity as Construction Agent, the "Construction Agent"); DEUTSCHE BANK AG, NEW YORK BRANCH, a duly licensed branch of Deutsche Bank AG, a German corporation, as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"), and as a Lessor (together with any permitted successors and assigns, each a "Lessor" and collectively the "Lessors"); and DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Lender (together with the other financial institutions as may from time to time become lenders, the "Lenders") under the Credit Agreement and as Agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in Annex A to the Participation Agreement (as defined below).

                                 RECITALS:

         A. The Lessee, the Agent Lessor, the Lessor, the Lender, the Agent and the Arranger are parties to that certain Participation Agreement, dated as of February 9, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement").

         B. Section 9.5(g) of the Participation Agreement contains a covenant of the Lessee to maintain at all times a minimum Consolidated Fixed Charge Coverage Ratio. In the Lessee's fourth fiscal quarter of 2001, the Lessee booked one-time charges relating to: a write down of inventory; a charge related to accelerated obsolescence of certain demonstration and evaluation equipment and a charge related to facility lease losses ("Fourth Quarter 2001 Charges").

         C. The Lessee has requested certain amendments to the Participation Agreement to recognize the effect of these Fourth Quarter 2001 Charges.

         D. The parties signatory hereto are willing to agree to those amendments on the terms, and subject to the conditions, hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. Amendment to Annex A to the Participation Agreement. Subject to the satisfaction of the conditions set forth in Section 4 below, Annex A to the Participation Agreement is hereby amended as follows:

         The term "Consolidated Fixed Charge Ratio" is hereby amended by deleting the same in its entirety and replacing it with the following:

         "'Consolidated Fixed Charge Ratio' shall mean for the Lessee and its Subsidiaries on a consolidated basis at any date, the quotient of (a) the sum of (i) Consolidated Net Income, plus (ii) Consolidated Interest Expense, plus (iii) Consolidated Income Tax Expense, plus (iv) Consolidated Lease Rental Expense, plus (v) depreciation expense, divided by (b) the sum of (x) CMLTD, plus (y) Consolidated Interest Expense plus (z) Consolidated Lease Rental Expense. For purposes of determining the Consolidated Fixed Charge Ratio (i) as of any date of determination, each of the items utilized in the formula set forth in the previous sentence shall be based on the results of the two fiscal quarters ending on the date of determination, except for CMLTD which shall be determined as of the most recently completed fiscal quarter for which financial results are available; (ii) for the Lessee's fiscal quarter ending September 30, 2001, in calculating Consolidated Net Income: (A) the Lessee may exclude up to $14,700,000 in non-recurring non-cash charges for excess and obsolete inventory; (B) the Lessee may exclude up to $2,100,000 in non-recurring cash acquisition charges relating to the acquisition of SANavigator, Inc.; and (C) the Lessee may exclude up to $7,200,000 in non-recurring non-cash charges for the write-off of in-process research and development in connection with the acquisition of SANavigator, Inc.; (iii) for the Lessee's fiscal quarter ending December 31, 2001, in calculating Consolidated Net Income, the Lessee may exclude up to a maximum of $11,500,000 in the aggregate for charges relating to inventory, demonstration and evaluation equipment and facility lease losses and (iv) for the Lessee's fiscal quarters ending December 31, 2001 and March 31, 2002, in calculating Consolidated Net Income, the Lessee may exclude up to $1,100,000 in non-recurring non-cash acquisition charges relating to the acquisition of SANavigator, Inc., in each quarter."

         2. Amendment to Exhibit K to the Participation Agreement. Subject to satisfaction of the conditions set forth in Section 4 below, Exhibit K to the Participation Agreement is hereby amended by deleting Annex A thereto in its entirety and replacing it with Annex A attached hereto.

         3. Representation and Warranties. The Lessee hereby represents and warrants to the Agent Lessor, the Lessor, the Lender and the Agent that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in Section 1 and 2 above, the following will be true and correct on the Effective Date (as defined below):

               (a) The representations and warranties of the Lessee and the Construction Agent set forth in Sections 7.3 and 7.4 of the Participation Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct in all material respects as of such date);

               (b) No Default or Event of Default has occurred and is continuing; and

               (c) Each of the Operative Agreements to which the Lessee or the Construction Agent is a party is in full force and effect as to such Person.

         4. Effective Date. The amendments effected by Sections 1 and 2 above shall become effective as of December 31, 2001 (the "Effective Date"), subject to (i) receipt by McGuireWoods LLP, counsel to the Agent and the Agent Lessor, of a copy of this Amendment duly executed by the Lessee, the Agent Lessor, the Lessor, the Lender and the Agent and (ii) receipt by Agent, for the account of the Participants, of an amendment fee in the amount of $75,000 (the "Amendment Fee"). In the event that the Lessee exercises the Purchase Option under Section 20.1 of the Lease and purchases the Property prior to April 1, 2002, the Participants will refund $25,000 of the Amendment Fee to the Lessee upon receipt of all amounts required to be paid under such Section.

         5. Miscellaneous.

               (a) Except as specifically waived above, the Participation Agreement and each of the Annex, Schedules and Exhibits thereto shall remain in full force and effect, and the Participation Agreement is hereby ratified and confirmed in all respects.

               (b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

               (c) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

               (d) The Lessee agrees to pay the legal fees of McGuireWoods LLP, counsel to the Agent and the Agent Lessee, in connection with this Amendment upon presentation of an invoice therefor.

         6. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


         IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.

                                       MCDATA CORPORATION,
                                       as Lessee and Construction Agent


                                       By:  /s/ Janet K. Cooper
                                            -------------------
                                       Name:  Janet K. Cooper
                                       Title: SVP and CFO


                                       DEUTSCHE BANK AG, NEW YORK BRANCH,
                                       as Agent Lessor for the Lessors and
                                       as a Lessor


                                       By:   /s/ John L.C. Ulrich
                                             --------------------
                                       Name:  John L.C. Ulrich
                                       Title: Vice President


                                       By:   /s/ Gennaro R. D'Agnostino
                                             --------------------------
                                       Name:  Gennaro R. D'Agnostino
                                       Title: Vice President


                                       DEUTSCHE BANK AG, NEW YORK
                                       AND/OR CAYMAN ISLANDS BRANCH, as a
                                       Lender and as Agent for the Lenders


                                       By:   /s/ John L.C. Ulrich
                                             --------------------
                                       Name:  John L.C. Ulrich
                                       Title: Vice President


                                       By:   /s/ Gennaro R. D'Agnostino
                                             --------------------------
                                       Name:  Gennaro R. D'Agnostino
                                       Title: Vice President






           Annex A to THIRD Amendment to Participation Agreement


                                                                 ANNEX A TO
                                                     COMPLIANCE CERTIFICATE


         FOR THE FISCAL QUARTER ENDING ________________, _________
                                ($ in 000's)


                                                                       Calculation      Required
                                                                                        Ratio or Figure

1.       Consolidated Tangible Net Worth (i)-(ii)

         (i)      The sum of Consolidated Total
                  Assets of the Lessee and its
                  Subsidiaries;                                        $__________

         (ii)     The sum of:                                          $__________

                  (i)      the Consolidated Total
                           Liabilities of the Lessee
                           and its Subsidiaries;                       $__________

                  (ii)     all Intangible Assets
                           of Lessee and its Subsidiaries.             $__________

         Consolidated Tangible Net Worth                               $__________       $200,000,000


2.       Consolidated Fixed Charge Ratio (i)/(ii)

         (a)      the sum of

                  (i)      Consolidated Net Income(1)                  $__________

                  (ii)     Consolidated Interest Expense               $__________

                  (iii)    Consolidated Income Tax Expense             $__________

                  (iv)     Consolidated Depreciation Expense           $__________

                  (v)      Consolidated Lease Rental Expense           $__________

         (b)      the sum of

                  (i)      CMLTD                                       $__________

                  (ii)     Consolidated Interest Expense               $__________

                  (iii)    Consolidated Lease Rental Expense           $__________

         The Ratio                                                     ___ to ___       2.0 to 1.0(2)

                                                                       ___ to ___       1.75 to 1.0(3)

                                                                       ___ to ___       2.0 to 1.0(4)

                                                                       ___ to ___       2.5 to 1.0(5)

                                                                       ___ to ___       3.0 to 1.0(6)


--------
1 Specify the amount of each of the following non-recurring, non-cash (exception (B) below) charges being excluded from the calculation of Consolidated Net Income for the applicable quarter: (i) for the fiscal quarter ending September 30, 2001, (A) $___________ for excess and obsolete inventory (may not exceed $14,700,000); (B) $____________ for cash acquisition charges relating to the acquisition of SANavigator, Inc. (may not exceed $2,100,000); and (C) $_________ for in-process research and development in connection with the acquisition of SANavigator, Inc. (may not exceed $7,200,000); (ii) for the fiscal quarter ending December 31, 2001, $_________ for charges relating to inventory, demonstration and evaluation equipment and facility lease losses (may not exceed $11,500,000), and (iii) for the fiscal quarters ending December 31, 2001 and March 31, 2002, $_______ for acquisition charges relating to the acquisition of SANavigator, Inc. (may not exceed $1,100,000 in each quarter).

2    Applicable for reporting periods from the Closing Date through 9/30/01.

3    Applicable for reporting periods from 10/01/01 through 3/31/02.

4    Applicable for reporting periods from 4/01/02 to 12/31/02.

5    Applicable for reporting periods from 1/01/03 through 12/31/03.

6    Applicable for reporting periods from 1/01/04 forward.